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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A

                                AMENDMENT NO. 1

                                       TO


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  June 1, 1998

                             QUADRAMED CORPORATION
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               (Exact name of registrant as specified in charter)

        DELAWARE                         0-21031               52-1992861
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(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)        Identification No.)

80 E. SIR FRANCIS DRAKE BLVD., SUITE 2A, LARKSPUR, CA             94939
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(Address of principal executive offices)                       (Zip Code)

Registrant's telephone number, including area code                (415) 461-7725

                                      NONE
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         (Former name or former address, if changed since last report.)
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          The undersigned hereby amends and restates item 5 of the Form 8-K as follows:

ITEM 5.   OTHER EVENTS

          On June 2, 1998, QuadraMed Corporation ("QuadraMed") announced in a press release the signing of an Acquisition Agreement and Plan of Merger dated June 1, 1998 (the "Acquisition Agreement") to acquire all of the outstanding capital stock of Pyramid Health Group, Inc. ("Pyramid"), a privately-held operator of health information management departments, for consideration consisting of 2,740,000 shares of QuadraMed Common Stock. In connection with the issuance of QuadraMed Common Stock in the Pyramid acquisition, the Pyramid stockholders have been granted registration rights pursuant to a Registration Rights Agreement dated June 5, 1998 (the "Registration Rights Agreement"). On June 8, 1998, QuadraMed announced in a press release the completion of the Pyramid acquisition on June 5, 1998. The two press releases, the Acquisition Agreement and the Registration Rights Agreement are attached as exhibits hereto.

          Concurrent with the closing of the Pyramid acquisition, the Company entered into a Mergers and Acquisitions Advisory Fee Agreement ("Advisory Fee Agreement") with Mehta & Company, Inc. ("Mehta & Co."). Nitin T. Mehta, a former executive officer and majority stockholder of Pyramid and a current executive officer and stockholder of the Company, is the chief executive officer and a stockholder of Mehta & Co. Under the terms of the Advisory Fee Agreement, Mehta & Co. will act as the Company's non-exclusive financial advisor with respect to the acquisition of potential target corporations or entities that can be incorporated into the Company's Medical Records Division, or such other acquisitions for which the Company may request Mehta & Co.'s services. As compensation for services provided under the Advisory Fee Agreement, Mehta & Co. will receive a success fee in an amount equal to five percent of the Transaction Value (as defined in the Advisory Fee Agreement) with respect to any target corporation or entity which becomes a part of the Company's Medical Records Division or, in the sole and absolute discretion of Quadramed, five percent of the Transaction Value in connection with any other acquisition by the Company. Success fees payable under the Advisory Fee Agreement may not exceed $8,750,000. The Advisory Fee Agreement is attached hereto as Exhibit 10.2.

          In the press release dated June 2, 1998, which is attached hereto as
Exhibit 99.1, QuadraMed also announced the acquisition on June 1, 1998 of MetriCor Inc., a privately held compliance and consulting company, for consideration consisting of 84,025 shares of QuadraMed Common Stock.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

          (c)  Exhibits

          4.1 Registration Rights Agreement, dated as of June 5, 1998, by and among QuadraMed Corporation and the stockholders of Pyramid Health Group, Inc. named therein.(1)

          10.1 Acquisition Agreement and Plan of Merger by and among QuadraMed Corporation and Pyramid Health Acquisition Corporation, and Pyramid Health Group, Inc. and its Stockholders dated June 1, 1998.(1)

          10.2 Mergers and Acquisitions Advisory Fee Agreement dated June 5, 1998 between the Company and Mehta & Company, Inc.

          99.1 Press Release dated June 2, 1998.(1)

          99.2 Press Release dated June 8, 1998.(1)

(1)  Previously filed.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: June 17, 1998                    By:        /s/ KEITH M. ROBERTS
                                            -----------------------------------
                                            Name:  Keith M. Roberts
                                            Title: Executive Vice President and
                                                   General Counsel